UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Planet 13 Holdings, Inc. (the “Company”, “our”, or “we”) held its 2026 annual meeting of shareholders (the “Annual Meeting”). According to the inspector of elections, the shareholders present in person or by proxy at the Annual Meeting represented 192,477,800 shares of common stock (entitled to one vote per share). At the Annual Meeting, the Company’s shareholders considered three proposals, each of which is described in more detail in the Company’s 2026 proxy statement. Below are the final results of the matters voted on at the Annual Meeting.

1.	Election of Directors

Our shareholder elected the following directors to serve until the close of business of the next annual meeting of the Company’s shareholders or until such director’s successor has been duly elected and qualified. We set forth below the results of the shareholder vote for each director nominee:

Director	For	Withheld	Broker Non-Votes
Robert Groesbeck	98,684,780	16,311,397	77,481,623
Larry Scheffler	101,881,122	13,115,055	77,481,623
Adrienne O’Neal	105,767,385	9,228,792	77,481,623
Kevin Martin	103,227,578	11,768,599	77,481,623
David Loop	112,481,413	2,514,764	77,481,623
Nancy Saitta	106,322,494	8,673,683	77,481,623
Leilani Bradford	106,332,279	8,663,898	77,481,623

2.	Amendment to Planet 13 Holdings Inc.’s 2023 Equity Incentive Plan

Our shareholders approved the amendment to Planet 13 Holdings Inc.’s 2023 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 32,000,000 to 52,000,000. We set forth below the results of the shareholder vote on this proposal:

For	Against	Abstain
94,405,520	20,175,406	415,251

3.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our shareholders ratified the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We set forth below the results of the shareholder vote on this proposal:

For	Against	Abstain
185,153,921	5,237,410	2,086,469

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet 13 Holdings Inc.

Date: June 11, 2026	By:	/s/ Robert Groesbeck
	Name	Robert Groesbeck
	Its:	Co-Chief Executive Officer

Date: June 11, 2026	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Its:	Co-Chief Executive Officer